SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class A Shares
Fiscal period ending: 7/31/95
Inception date (if less than 10 years of performance):  9/20/93


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,012    N/A          $1,002

T   =  Average Annual
       Total Return              1.19%     N/A          0.12%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,922,085

Expenses                         $348,760

Reimbursement                    $0

Average shares                   33,120,733

NAV                              $14.14

Sales Charge                     4.75%

POP                              $14.85

Yield at POP                     6.36%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  6.36%               6.36%
 ------       =      ------              =     10.53%
 1-39.6%              .604%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax-Free High Yield Fund -- Class B Shares
Fiscal period ending: 7/31/95
Inception date (if less than 10 years of performance): 9/9/85


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,006      $1,000    $1,000
T   =  Average Annual
       Total Return              0.58%       7.24%     8.76%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $8,965,387

Expenses                         $1,867,494

Reimbursement                    $0

Average shares                   101,547,603

NAV                              $14.14

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     6.01%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  6.01%               6.01%
 ------       =      ------              =       9.95%
 1-39.6%              .604%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Tax-Free High Yield Fund - Class M Shares
Fiscal period ending: 7/31/95
Inception date (if less than 10 years of performance): 12/29/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,061

T   =  Average Annual
       Total Return              N/A       N/A          6.13%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $13,663

Expenses                         $2,175

Reimbursement                    $0

Average shares                   155,013

NAV                              $14.13

Sales Charge                     3.25%

POP                              $14.60

Yield at POP                     6.15%
TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
                ---------------          =   TAX EQUIVALENT YIELD
        1-(Highest Individual Tax Rate)


  6.15%               6.15%
 ------       =      ------              =      10.18%
 1-39.6%              .604%